UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
August 15, 2001

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

      On August 15, 2001, US Airways, Inc. (US Airways) (a wholly-owned subsidiary of US Airways Group, Inc.) issued a news release which outlined a new strategic plan for US Airways (see Exhibit 99).

     Certain of the information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: economic conditions; labor costs; labor responses to the matters discussed in the attached news release; financing costs; aviation fuel costs; competitive pressures on pricing (particularly from lower-cost competitors); competitive responses to the matters discussed in the attached news release; weather conditions; government legislation and regulation; consumer perceptions of US Airways' products; demand for air transportation in the markets in which US Airways operates; and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                   Description
------------                                                   -----------

     99                            News release dated August 15, 2001 of US Airways, Inc.

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: August 15, 2001                                             By:     /s/ Anita P. Beier
                                                                               Anita P. Beier
                                                                               Vice President and Controller
                                                                               (Chief Accounting Officer)

                                                                                US Airways, Inc. (REGISTRANT)

Date: August 15, 2001                                             By:     /s/ Anita P. Beier
                                                                               Anita P. Beier
                                                                               Vice President and Controller
                                                                               (Chief Accounting Officer)

Exhibit 99

US AIRWAYS OUTLINES A NEW DIRECTION
AS HIGH-QUALITY, INDEPENDENT AIRLINE

     NEW YORK, Aug. 15, 2001 - US Airways today outlined a new strategic plan at a meeting with financial analysts. The plan, in three phases, envisions $439 million in annual operating gains in Phase One alone.

     Among the action steps to be taken in the coming months as part of Phase One are:

   -Conclusion of negotiations with regional jet manufacturers for the introduction of 50-69 seat aircraft for use in US Airways' mainline operations. The initial deployment of 60 regional jets, to be operated by US Airways mainline employees, will replace larger aircraft flying into and out of hub cities on routes that currently have customer demand more appropriate to the size of the regional jet. This step alone is expected to generate a $132 million profit improvement annually.

   -Enhanced use of larger aircraft on routes between hub cities and key Florida destinations. This step will increase capacity to Florida destinations while reducing the number of actual flights and associated expenses as larger aircraft replace smaller ones. This redeployment of Florida aircraft is made possible by the entry into service of 23 Airbus A321 aircraft into the fleet during 2001. The A321s, with greater passenger appeal, will be deployed on transcontinental routes. The current transcontinental aircraft, Boeing 757s, with a higher seat count, will be used for Florida service.

   -Continued expansion of regional jet flights by US Airways Express at Boston's Logan Airport, New York's LaGuardia Airport and Washington's Reagan National Airport. Regional jets can fly some routes out of these major cities more profitably than larger jets. These aircraft will be flown by US Airways Express carriers and will be inside the cap of 70 regional jets allowed by the contract with US Airways pilots.

-more-

US AIRWAYS OUTLINES A NEW DIRECTION
AS HIGH-QUALITY, INDEPENDENT AIRLINE
Page Two
Aug. 15, 2001

   -Introduction of new service to Austin, Texas.; Portland, Ore., and San Antonio, Texas. This service will utilize the larger mainline aircraft made available by the increased use of regional jets at Boston, New York and Washington. Initially, Austin and San Antonio will be served via the Charlotte hub and Portland via the Pittsburgh hub. In addition, US Airways' presence on the West Coast will be further expanded upon completion of new arrangements with Express carriers to feed US Airways' long-haul system, including Europe and the Caribbean.

   -Participation in a premier global alliance in the near future, providing enhanced profitability along with customer benefits such as access to broader frequent flyer awards and, most importantly, increased global travel opportunities through ties to a major international network.

   -Closure of the San Diego reservations center and the Albany, N.Y. overnight maintenance unit. The employees affected - 560 in San Diego and 19 in Albany - will be offered positions elsewhere in the system.

   -A targeted $75 million annual reduction in overhead infrastructure costs.

   -Begin discussions with non-pilot employee groups on a reduction in MetroJet expenses. While load factors on MetroJet consistently are higher than competing low-cost airlines, underscoring the popularity of the service, these employee costs continue to be high relative to those of competing airlines. Absent an agreement to lower these costs, plans will be implemented to retire 18 of the 42 MetroJet 737-200 aircraft, which could result in employee furloughs.

   -Deferring firm Airbus single-aisle aircraft deliveries scheduled for 2003 through 2006 to the 2005 through 2009 period.

   -Elimination of another fleet type - the MD-80 - by the end of 2002. All B-727s have been retired and the last of the DC-9s will be retired this coming Saturday, Aug. 18.

-more-

US AIRWAYS OUTLINES A NEW DIRECTION
AS HIGH-QUALITY, INDEPENDENT AIRLINE
Page Three
Aug. 15, 2001

     Phase Two includes continued negotiations with US Airways' pilot leadership toward upgrading US Airways Express turboprop operations with Express regional jets. The Company noted that the use of Express regional jets by US Airways Express not only offers the opportunity to bring back US Airways' lost passengers now flying on regional jets flown by other carriers, but also opens up expansion possibilities, all of which bring passengers into the longer-haul US Airways mainline domestic and international system. At the same time, the mainline employee job structure will be preserved.

     Phase Three includes longer-term discussions with labor groups toward lower labor costs more consistent with those of large, well-established competitors such as Continental Airlines and Southwest Airlines. The Company told the analysts that an adoption of Continental Airlines' lower labor cost structure, for example, would result in a decrease in costs of $700 million annually, while those of Southwest Airlines would result in a cost decrease of $900 million annually.

     "This plan is about working with employees and about building on the strength of our Company," Chairman Stephen M. Wolf said. "These are steps that can be taken while preserving our job structure, service patterns and focus on high quality while building upon the expertise of the US Airways employee group."

     President and CEO Rakesh Gangwal said: "US Airways' employees have demonstrated time and again that they can operate an airline of the highest quality. With this plan, US Airways will continue to build on its strong foundation in the eastern United States - the nation's most populous, business-oriented marketplace - to become a world class carrier of choice."

     "These initial measures, along with the steps to come in Phases Two and Three of our plan, give US Airways a direction for the future that builds upon the important developments of the past five years. It is a direction that offers job security for our employees, enhances shareholder value and further builds quality service, all to the benefit of the communities we serve," Gangwal said.

Certain of the information discussed above or enclosed herewith should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, is contained in a Form 8-K filed today with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

NUMBER:  4131

US Airways

 FOUNDATION FOR THE FUTURE

     US Airways' three-phase action plan is built upon a firm foundation of developments that have taken place over the past five years. Over this time span,US Airways employees have integrated an entire new fleet of Airbus aircraft as older planes have been retired. Product and service quality, as measured by the Department of Transportation, have improved to the point that US Airways now ranks consistently in the top tier of carriers. US Airways' European and Caribbean services have been developed into major components of the airline's schedule. New facilities have been brought on line throughout the network. Agreements have been reached on long-term labor contracts covering all work groups at the company.

     While much remains to be done, during this time period, US Airways' cost disadvantage has declined dramatically. For example, in 1996, US Airways' unit costs (cost per available seat mile) were 44 percent higher than the Big Five carriers. For the 12-month period ended June 30, 2001, that cost disadvantage narrowed to 20 percent.

     Among the developments of the past five years are:

     Fleet Modernization Program

   -One hundred twenty-two (122) Airbus A320 and A330 family aircraft added to the fleet at a cost of about $5 billion.
   -Three fleet types retired - the F-28, the B-727 and the DC-9 (as of Saturday, Aug. 18, 2001). MD-80s
     to be retired by end of 2002.
   -Average fleet age reduced to 10.6 years.

     Enhancing the Route Network

   -East-West long haul capacity increased by 22 percent, representing 25 percent of available seat miles
     (ASMs).
   -Transatlantic capacity increased by 383 percent with addition of seven new destinations and new
     A330 aircraft.
   -Caribbean and related service has doubled and soon will reach 20 destinations.
   -Philadelphia hub operations more than doubled.
   -Total system capacity increased by 23 percent.

FOUNDATIONS/ Page Two

     Improved US Airways Shuttle

   -Shuttle purchased in 1997.
   -Shuttle fleet now all new Airbus A320 family aircraft.
   -New Shuttle terminal facilities in New York, Boston and Washington.
   -On-board service improvements.

     Technological Upgrades and New Platform

   -Transition to Sabre technologies system-wide in 1999.
   -Self-ticketing kiosks being introduced at airports throughout system.
   -Record online sales through usairways.com.
   -More than 1 million Dividend Miles members get accounts online.
   -Major upgrade in flight information system to ensure timely and accurate data for customers at airports and reservations.

     Facilities Upgrades

   -Refurbished central terminal and new Express Terminal operational at Philadelphia with new
     International terminal under construction.
   -New Express Terminal and International facility under construction at Charlotte.
   -New flight training facility at Charlotte.
   -New hangars at Charlotte and Philadelphia.
   -New terminal at Washington Reagan National.
   -Completely refurbished and expanded terminal at Boston.
   -Refurbished Shuttle Terminal at LaGuardia.
   -New and refurbished US Airways Clubs throughout system.

     Consumer-Driven Product Changes

   -Transition to US Airways with new livery throughout system.
   -Introduction of MetroJet.
   -Introduction of award-winning Envoy Class and First Class on International flights.
   -Introduction of Attache In-Flight Magazine, which has won best-in-class awards.

     Organizational Changes

   -Consolidation of headquarters operations.
   -Consolidation of maintenance and reservations facilities.
   -Revamped Sales network, including Cargo Sales.